Exhibit 10.5
FORM OF NOTE
     [Include the following legend for Global Securities only (the “Global Securities Legend”):]
     “THIS IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS CONVERTIBLE SENIOR SUBORDINATED NOTE FOR ALL PURPOSES.
     [As part of the Global Securities Legend, include the following legend on all Global Securities for which DTC is to be the Depositary:]
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO AMKOR TECHNOLOGY, INC. (THE “COMPANY”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY THE AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OR DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
     UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM IN THE CIRCUMSTANCES REFERRED TO IN THE INDENTURE, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OR SUCH SUCCESSOR DEPOSITARY.”
     [Include the following legend on all Notes that are Restricted Notes other than Affiliate Notes (the “Restricted Securities Legend”):]
     THIS SECURITY AND THE COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER: (1) REPRESENTS THAT IT AND ANYACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND

THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND (2) AGREES FOR THE BENEFIT OF AMKOR TECHNOLOGY, INC. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER, AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT: (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, OR (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR (C) TO A PERSON YOU REASONABLY BELIEVE IS A QUALIFIED INSTITUTIONAL BUYER (A “QIB”) THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QIB AND TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, ALL IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.
     PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (D) ABOVE (OTHER THAN A TRANSFER PURSUANT TO RULE 144), THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.
     [Include the following legend on all Notes that are Affiliate Notes (the “Affiliate Security Legend”):]
     THIS SECURITY AND THE COMMON STOCK, IF ANY, ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER AGREES FOR THE BENEFIT OF AMKOR TECHNOLOGY, INC. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER (PROVIDED THAT, IN THE CASE OF ANY SALE, PLEDGE OR OTHER TRANSFER PURSUANT TO THIS CLAUSE (X), SO LONG AS THIS SECURITY OR SUCH COMMON STOCK CONSTITUTES A “RESTRICTED SECURITY” AS DEFINED IN RULE 144, SUCH SALE, PLEDGE OR

TRANSFER SHALL BE DONE IN COMPLIANCE WITH RULE 144), AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:
(A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, OR
(B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR
(C) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED THAT ANY TRANSFEREE SHALL AGREE IN WRITING, SATISFACTORY TO THE COMPANY, TO BE BOUND BY THE FOREGOING RESTRICTIONS; OR
(D) A PLEDGE TO AN AFFILIATE OF THE HOLDER SO LONG AS SUCH PLEDGEE AGREES IN WRITING TO BE BOUND BY THE TRANSFER RESTRICTIONS SET FORTH IN THIS LEGEND AND IN THE AGREEMENT, DATED MARCH 26, 2009, AMONG JAMES J. KIM, 915 INVESTMENTS, LP AND THE COMPANY.
PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (C) ABOVE, THE COMPANY AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY BE REASONABLY REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

[FORM OF FACE OF NOTE]

No. [ ]	CUSIP:
$[ ]	ISIN:
6.00% CONVERTIBLE SENIOR SUBORDINATED NOTE DUE 2014
     AMKOR TECHNOLOGY, INC., a Delaware corporation (together with its successors and assigns, the “Company”), promises to pay to [                                        ], or registered assigns, the principal sum of [                                        ] Dollars ($[                ]) [If the Note is Global Security, add the following: , as revised by the Schedule of Exchanges of Interest in Global Security attached hereto], on April 15, 2014.
Interest Payment Dates: April 15 and October 15, commencing October 15, 2009.
Regular Record Dates: April 1 and October 1
Dated: [                    ]
Additional provisions of this Note are set forth on the other side of this Note.

IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by a duly authorized officer.

AMKOR TECHNOLOGY, INC.
By:
Name:
Title:

Trustee’s Certificate of Authentication:
This is one of the Notes described in the
within-mentioned Indenture:
U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[FORM OF REVERSE SIDE OF NOTE]
AMKOR TECHNOLOGY, INC.
6.00% CONVERTIBLE SENIOR SUBORDINATED NOTE DUE 2014
Capitalized terms used by not defined herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.
     1. INTEREST. Amkor Technology, Inc., a Delaware corporation (the “Company”), promises to pay interest on the principal amount of this Note at the rate per annum shown above; provided that such rate may be increased from time to time as provided in the Indenture, including Sections 4.10 and 6.02(b) thereof. The Company will pay interest semi-annually in arrears on April 15 and October 15 of each year, beginning October 15, 2009. Interest on the Notes will accrue from the most recent Interest Payment Date to which interest has been paid or, if no interest has been paid, from April 1, 2009. Interest, if any, will be computed on the basis of a 360-day year composed of twelve 30-day months. The Company shall pay any increased interest required to be paid by it pursuant to Section 4.10 and Section 6.02(b) of the Indenture in the manner and on the dates otherwise provided herein for the payment of interest.
     2. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Person in whose name each Note is registered at the close of business on the April 1 or October 1 immediately preceding the relevant Interest Payment Date (each a “Regular Record Date”) (other than with respect to a Note or portion thereof repurchased in connection with a Designated Event on a repurchase date, during the period from the close of business on a Regular Record Date to (but excluding) the next succeeding Interest Payment Date, in which case accrued interest shall be payable (unless such Note or portion thereof is converted) to the Holder of the Note or portion thereof repurchased in accordance with the applicable repurchase provisions of the Indenture). A Holder must surrender Notes to a Paying Agent to collect principal payments. The Company will pay the principal of, and interest on the Notes at the office or agency of the Company maintained for such purpose, in money of the United States that at the time of payment is legal tender for payment of public and private debts. Until otherwise designated by the Company, the Company’s office or agency maintained for such purpose will be the principal Corporate Trust Office of the Trustee (as defined below). However, the Company may pay principal, and interest by check payable in such money, and may mail such check to the Holders of the Notes at their respective addresses as set forth in the Register of Holders of Notes.
          Payments in respect of Notes represented by a Global Security (including principal and interest) will be made by the transfer of immediately available funds to the accounts specified by the Depositary. The Company will make all payments in respect of a Definitive Security (including principal and interest) by mailing a check to the registered address of each Holder thereof as set forth in the Note Register; provided, however, that payments on the Notes may also be made, in the case of a Holder of at least $2,000,000 aggregate principal amount of Notes, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant Record Date (or such other date as the Trustee may accept in its discretion).
     3. PAYING AGENT AND REGISTRAR. U.S. Bank National Association (together with any successor Trustee under the Indenture referred to below, the “Trustee”), will act as Paying Agent, Conversion Agent and Registrar. The Company may change the Paying Agent, Conversion Agent, Registrar or co-registrar without prior notice. Subject to certain limitations in the Indenture, the Company or any of its subsidiaries may act in any such capacity.
     4. INDENTURE. The Company issued the Notes under an Indenture dated as of April 1, 2009 (the “Indenture”) between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) (the “TIA”) as in effect on the Issue Date. The Notes are subject to, and qualified by, all such terms, certain of which are summarized hereon, and Holders are referred to the Indenture and the TIA for a statement of such terms. However, to the extent any provision of any Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to: Chief Financial Officer, Amkor Technology, Inc., 1900 Price Road, Chandler, Arizona 85286.
     5. DESIGNATED EVENT. Upon a Designated Event, the Company shall make a Designated Event Offer to repurchase all outstanding Notes at a price equal to 100.0% of the aggregate principal amount of the Notes, plus accrued and unpaid interest to, but excluding, the date of repurchase, such offer to be made as provided in the Indenture. To accept the Designated Event Offer, the Holder hereof must comply with the terms thereof, including surrendering this Note, with the “Option of Holder to Elect Repurchase” portion hereof completed, to the Company, a depositary, if appointed by the Company, or a Paying Agent, at the address specified in the notice of the Designated Event Offer mailed to Holders as provided in the Indenture, prior to termination of the Designated Event Offer.
     If there shall occur a Designated Event that constitutes a Change of Control, the Company shall pay a “Make Whole Premium” upon conversion of a Note in certain circumstances as described in the Indenture.
     6. SUBORDINATION. The Company’s payment of the principal of, and interest on the Notes is subordinated to the prior payment in full of the Company’s Senior Debt as set forth in the Indenture. Each Holder by his or her acceptance hereof covenants and agrees that all payments of the principal of, and interest on the Notes by the Company shall be subordinated in accordance with the provisions of Article XI of the Indenture, and each Holder accepts and agrees to be bound by such provisions. The Company agrees, and each Holder by accepting a Note agrees, that the indebtedness evidenced by the Note is equal in right of payment to the Existing Pari Passu Indebtedness.
     7. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. As a condition of transfer, the Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company or the Registrar need not exchange or register the transfer of any Note or portion of a Notes submitted for repurchase.
     8. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.
     9. AMENDMENTS AND WAIVERS. Subject to certain exceptions set forth in the Indenture, (i) the Company and the Trustee may amend the Indenture or the Notes with the written consent of the Holders of at least a majority in principal amount of the then outstanding Notes held by Persons other than an Affiliated Entity (including consents obtained in connection with tender offer or exchange offer for Notes) and (ii) any existing default may be waived with the consent of (x) with respect to an acceleration of the Notes initiated by the Trustee or the Holders of at least 25% in aggregate principal amount of the then outstanding Non-Affiliate Notes, by Holders of a majority in aggregate principal amount of the then outstanding Non-Affiliate Notes, or (y) with respect to an acceleration of the Notes initiated by a 50% Affiliated Holder, by any Affiliated Entity that beneficially owns at least 50% in aggregate principal amount of the then-outstanding Notes.
     The Company and the Trustee may amend the Indenture or the Notes without notice to or the consent of any Holder of a Note to: (i) cure any ambiguity or correct or supplement any defective or inconsistent provision contained in the Indenture or make any other changes in the provisions of the Indenture which the Company and the Trustee may deem necessary or desirable provided such amendment does not materially and adversely affect the rights of the Holders; (ii) provide for uncertificated Notes in addition to or in place of certificated Notes; (iii) evidence the succession of another Person to the Company and provide for the assumption by such successor of the covenants and obligations of the Company thereunder and in the Notes as permitted by Section 5.01 of the Indenture; (iv) provide for conversion rights and/or repurchase rights of Holders in the event of consolidation, merger or sale of all or substantially all of the assets of the Company as required to comply with Sections 5.01 and/or 12.06 of the Indenture; (v) increase the Conversion Rate; (vi) make any changes that would provide the Holders with any additional rights or benefits to Holders or that does not adversely affect the legal rights under the Indenture of any such Holder; or (vii) comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the TIA.
     Without the consent of each Holder of a Note affected (including any Notes of a Holder that is an Affiliated Entity), an amendment or waiver under Section 9.02 of the Indenture may not (with respect to any Notes held by a non-consenting Holder): (i) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver; (ii) reduce the principal of, any Designated Event Payment in respect of (including any Make Whole Premium payable), or change the fixed maturity of, any Note; (iii) reduce the rate of, or change the time for payment of, interest on any Note including defaulted interest, if any; (iv) waive a Default or Event of Default in the payment of principal of or interest on the Notes (except a rescission of acceleration of the Notes as provided in Section 6.02 of the Indenture); (v) make any Note payable in money other than as provided for in the Indenture and in the Notes; (vi) make any change in the provisions of the Indenture relating to waivers of past Defaults or Events of Default or the rights of Holders to receive payments of principal of, or interest or the Notes; (vii) except as permitted by the Indenture (including Section 9.01(a) thereof), reduce the Conversion Rate or modify the provisions contained in the Indenture relating to conversion of the Notes in a manner adverse to the Holders thereof; or (viii) make any change to the abilities of Holders to enforce their rights under the Indenture or the provisions of clauses (i) through (viii).
     In addition, any amendment to Article XI of the Indenture shall require, if such amendment would adversely affect the rights of Holders of the Notes, the consent of (i) at least 75% in aggregate principal amount of the Notes then outstanding and (ii) at least 75% in aggregate principal amount of the Notes then outstanding (other than those held by an Affiliated Entity.
     10. DEFAULTS AND REMEDIES. An “Event of Default” with respect to any Notes occurs if: (i) the Company defaults in the payment of principal of the Notes when due at maturity, upon repurchase, upon acceleration or otherwise, whether or not such payment is prohibited by the subordination provisions set forth in Article XI of the Indenture; or (ii) the Company defaults in the delivery when due of all Common Stock deliverable upon conversion with respect to the Notes, which default continues for five days; or (iii) the Company defaults in the payment of any installment of interest on the Notes when due, whether or not such payment is prohibited by the subordination provisions set forth in Article XI of the Indenture, including any interest payable in connection with a repurchase pursuant to Section 4.06 or pursuant to Section 4.10 of the Indenture, and continuance of such default for 30 days or more; or (iv) the Company defaults (other than a default set forth in clauses (i), (ii) and (iii) above and clauses (v) and (vi) below) in the performance of, or breaches, any other covenant of the Company set forth in the Indenture or the Notes and fails to remedy such default or breach within a period of 60 days after the receipt of written notice (“Notice”) from the Trustee or the Holders of either (a) at least 25% in aggregate principal amount of the then outstanding Non-Affiliate Notes or (b) a 50% Affiliated Holder; or (iv) the Company defaults in the payment of the Designated Event Payment in respect of the Notes on the Designated Event Payment Date, whether or not such payment is prohibited by the subordination provisions set forth in Article XI of the Indenture; or (v) the Company fails to provide timely notice of any Designated Event in accordance with Section 4.06 of the Indenture; or (vi) failure of the Company or failure of any Material Subsidiary to make any payment at maturity, including any applicable grace period, in respect of indebtedness for borrowed money of, or guaranteed or assumed by, the Company or any Material Subsidiary, which payment is in an amount in excess of $20,000,000, and continuance of such failure for 30 days after receipt of Notice; or (vii) default by the Company or default by any Material Subsidiary with respect to any indebtedness referred to in clause (vi) above, which default results in the acceleration of any such indebtedness of an amount in excess of $20,000,000 without such indebtedness having been paid or discharged or such acceleration having been cured, waived, rescinded or annulled for 30 days after receipt of Notice; or (viii) certain events involving bankruptcy, insolvency or reorganization of the Company or any Material Subsidiary. If an Event of Default occurs and is continuing, (i) the Trustee,(by written notice to the Company); (ii) the Holders of at least 25% in aggregate principal amount of the then-outstanding Notes that are not held by an Affiliated Entity, by written notice to the Company and the Trustee, or (iii), a 50% Affiliated Holder, by written notice to the Company and the Trustee, may declare the unpaid principal of, and accrued and unpaid interest, on all

Notes then outstanding to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency, or reorganization with respect to the Company all outstanding Notes become due and payable without further action or notice. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require an indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes that are not held by an Affiliated Entity may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, or interest, if applicable) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.
     11. TRUSTEE DEALINGS WITH THE COMPANY. The Trustee or any of its Affiliates, in their individual or any other capacities, may make or continue loans to or guaranteed by, accept deposits from and perform services for the Company or its Affiliates and may otherwise deal with the Company or its Affiliates as if it were not Trustee.
     12. NO RECOURSE AGAINST OTHERS. No director, officer, employee or stockholder, as such, of the Company shall have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the Notes.
     13. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.
     14. ABBREVIATIONS. Customary abbreviations may be used in the name of a holder or an assignee, such as: TEN CO = tenants in common, TEN ENT = tenants by the entireties, JT TEN = joint tenants with right of survivorship and not as tenants in common, CUST = Custodian and U/G/M/A = Uniform Gifts to Minors Act.
     15. CONVERSION. Subject to and upon compliance with the provisions of the Indenture, the registered Holder of this Note has the right at any time on or before the close of business on the last Trading Day prior to the Maturity Date (or in case this Note or any portion hereof is subject to a duly completed election for repurchase, on or before the close of business on the Designated Event Offer Termination Date (unless the Company defaults in payment due upon repurchase)) to convert each $1,000 principal amount of notes into 330.6332 shares of common stock of the Company (“Common Stock”), as adjusted from time to time as provided in the Indenture, including with respect to the Make Whole Premium (the “Conversion Rate”), upon surrender of this Note to the Company at the office or agency maintained for such purpose (and at such other offices or agencies designated for such purpose by the Company), accompanied by written notice of conversion duly executed (and if the shares of Common Stock to be issued on conversion are to be issued in any name other than that of the registered Holder of this Note by instruments of transfer, in form satisfactory to the Company, duly executed by the registered Holder or its duly authorized attorney) and, in case such surrender shall be made during the period from the close of business on the Regular Record Date immediately preceding any Interest Payment Date through the close of business on the last Trading Day immediately preceding such Interest Payment Date, also accompanied by payment, in funds acceptable to the Company, of an amount equal to the interest, otherwise payable on such Interest Payment Date on the principal amount of this Note then being converted, provided, however, that no such payment need be made if the Notes are surrendered for conversion on or after the final Regular Record Date. Subject to the aforesaid requirement for a payment in the event of conversion after the close of business on a Regular Record Date immediately preceding an Interest Payment Date, no adjustment shall be made on conversion for interest accrued hereon or for dividends on Common Stock delivered on conversion. The right to convert this Note is subject to the provisions of the Indenture relating to conversion rights in the case of certain consolidations, mergers, or sales or transfers of substantially all the Company’s assets.
     The Company shall not issue fractional shares or scrip representing fractions of shares of Common Stock upon any such conversion, but shall make an adjustment therefore in cash based upon the current market price of the Common Stock on the last Trading Day prior to the date of conversion or, in lieu of making such cash payment, the Company may elect to round up to the next whole share the number of shares of Common Stock to be issued to the Holder of this Note upon conversion.
     16. DESIGNATED SENIOR DEBT. This Note shall be “Designated Senior Debt” for purposes of the indenture governing the Company’s 6.25% Convertible Subordinated Notes due 2013.
     17. GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
          The Company will furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Note in larger type. Requests may be made to the Company at the address set forth for notice in the Indenture.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL SECURITY
     The following exchanges of a part of this Global Security for an interest in another Global Security or for a Definitive Security, or exchanges of a part of another Global Security or Definitive Security for an interest in this Global Security, have been made:

Date of Transfer	Amount of Decrease in Principal Amount of this Global Security	Amount of Increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such increase or decrease	Signature of Authorized Signatory of Trustee or Registrar

FORM OF CONVERSION NOTICE TO: AMKOR TECHNOLOGY, INC.
     The undersigned registered owner of the Note hereby irrevocably exercises the option to convert this Note, or portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of Amkor Technology, Inc. in accordance with the terms of the Indenture referred to in this Note, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares and Notes representing any unconverted principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below. If shares or any portion of this Note not converted are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest and taxes accompanies this Note.
Dated:
Fill in for registration of shares if to be delivered, and Notes if to be issued, other than to and in the name of the registered Holder:
     (Please Print):

(Name)

(Street Address)

(City, State and Zip Code)

Signature Guarantee:

Signature (s)
Principal amount to be converted (if less than all):
          $                    ,000
Social Security or other Taxpayer Identification Number
          Date:
          [Medallion Signature Guarantee:
[Signatures must be guaranteed by an eligible Guarantor Institution (banks, brokers, dealers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares are to be issued, or Notes are to be delivered, other than to and in the name of the registered holder(s). Medallion Signature Guarantees will be required for Definitive Securities.]

ASSIGNMENT FORM
To assign this Note, fill in the form below:
(I) or (we) assign and transfer this Note to

(Insert assignee’s social security or tax I.D. no.)

(Print or type assignee’s name, address and zip code)
and irrevocably appoint agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Your Signature:
(Sign exactly as your name appears on the other side of this Note)

Date:

Medallion Signature Guarantee:

[FOR INCLUSION ONLY IF THIS CONVERTIBLE SUBORDINATED NOTE BEARS AN AFFILIATE SECURITIES LEGEND ––] In connection with any transfer of any of the Convertible Subordinated Notes evidenced by this certificate which are “restricted securities” (as defined in Rule 144 (or any successor thereto) under the Securities Act), the undersigned confirms that the Convertible Subordinated Notes are being transferred:
CHECK ONE BOX BELOW
(1)	☐ to the Company or one of its subsidiaries; or

(2)	☐ pursuant to an exemption from registration under the Securities Act of 1933 provided by Rule 144 thereunder.

(3)	☐ pursuant to an shelf registration statement of the Company that has been declared effective under the Securities Act of 1933, in connection with such transfer.

(4)	☐ to Persons who agree to be bound by the restrictions applicable to such Holders for so long as such transferred securities constitutes “restricted securities.
Unless one of the boxes is checked, the Registrar will refuse to register any of the Convertible Subordinated Notes evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if box (2) is checked, the Trustee may require, prior to registering any such transfer of the Convertible Subordinated Notes, such certifications and other information, including legal opinions, as the Company has reasonably requested in writing, by delivery to the Trustee of a standing letter of instruction, to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Your Signature:

(Sign exactly as your name appears on the other side of this Convertible Subordinated Note)

Date:

Medallion Signature Guarantee:

[FOR INCLUSION ONLY IF THIS CONVERTIBLE SUBORDINATED NOTE BEARS A RESTRICTED SECURITIES LEGEND ––] In connection with any transfer of any of the Convertible Subordinated Notes evidenced by this certificate which are “restricted securities” (as defined in Rule 144 (or any successor thereto) under the Securities Act), the undersigned confirms that the Convertible Subordinated Notes are being transferred:
          CHECK ONE BOX BELOW
(1)	☐ to the Company or one of its subsidiaries; or

(2)	☐ pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(3)	☐ pursuant to an exemption from registration under the Securities Act of 1933 provided by Rule 144 thereunder.

(4)	☐ pursuant to an shelf registration statement of the Company that has been declared effective under the Securities Act of 1933, in connection with the transfer of such shares of Common Stock .
Unless one of the boxes is checked, the Registrar will refuse to register any of the Convertible Subordinated Notes evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if box (2) or (3) is checked, the Trustee may require, prior to registering any such transfer of the Convertible Subordinated Notes, such certifications and other information, and if box (3) is checked such legal opinions, as the Company has reasonably requested in writing, by delivery to the Trustee of a standing letter of instruction, to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933; provided that this paragraph shall not be applicable to any Convertible Subordinated Notes which are not “restricted securities” (as defined in Rule 144 (or any successor thereto) under the Securities Act).

Your Signature:
(Sign exactly as your name appears on the other side of this Convertible Subordinated Note)

Date:

Medallion Signature Guarantee:

OPTION OF HOLDER TO ELECT REPURCHASE
     If you wish to have this Note repurchased by the Company pursuant to Section 4.06 of the Indenture, as the case may be, check the box: ☐
     If you wish to have a portion of this Note purchased by the Company pursuant to Section 4.06 of the Indenture, state the amount (in multiples of $1,000): $                    .

Your Signature:
(Sign exactly as your name appears on the other side of this Note)

Date:

Medallion Signature Guarantee: